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                                                                    EXHIBIT 99.1

         CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of American Building Control, Inc. (the "Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof, I, Bryan C.W. Tate, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) This Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ BRYAN C.W. TATE
-----------------------
Bryan C.W. Tate
Chief Executive Officer
March 31, 2003